UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – February 11, 2014
(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2014, the Board of Directors of Questar Corporation (Questar) adopted the Questar Corporation Clawback Policy (the Clawback Policy) which covers all Company officers (Executives) who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. Under the Clawback Policy, if the Board determines that a covered Executive’s misconduct directly or indirectly resulted in a required restatement of the Company’s financial statements, the Board may require reimbursement or forfeiture to the Company of all or a portion of any cash or equity-based incentive compensation paid in the three years preceding the date the Company publicly discloses that it is required to restate its financial statements. A copy of the Clawback Policy is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to articles of incorporation or bylaws; change in fiscal year

Effective February 11, 2014, Questar Corporation amended its Bylaws to clarify that directors may consent in writing to any action by electronic transmission as allowed under the Utah Revised Business Corporation Act. Section 26 of the Bylaws was amended as follows:
SECTION 26. Unless the Articles of Incorporation provide otherwise, any acts required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if all directors consent to the action in writing, including any electronic transmission permitted under the Utah Revised Business Corporation Act (URBCA) . Action taken by consent is effective when the last director signs the consent, unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.
The amendment is reflected in the Bylaws of the Company filed as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:
The following exhibits are being filed with this Form 8-K:

	Exhibit No.	Description
	3.1	Amended and Restated Bylaws of Questar Corporation as of February 11, 2014
	10.1	Questar Corporation Clawback Policy as of February 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION
(Registrant)

February 14, 2014	/s/Thomas C. Jepperson
Thomas C. Jepperson Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number and Description

3.1	Amended and Restated Bylaws of Questar Corporation as of February 11, 2014
10.1	Questar Corporation Clawback Policy as of February 11, 2014

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